PREMISES AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
Schedule of premises and equipment, net
Premises and equipment, net consists of the following as of December 31:

(in thousands)	2021	2020

Computer hardware and software	$50,452	$52,837
Leasehold improvements	5,927	14,792
Furniture and fixtures	4,441	5,882
Office equipment and other	811	1,817
	61,631	75,328
Less: Accumulated depreciation and amortization	(54,758)	(63,434)

Total	$6,873	$11,894